UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02120

SECURITY INCOME FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of principal executive offices) (Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SECURITY INCOME FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

RYDEX | SGI INCOME FUND

December 31, 2009

High Yield Series

U.S. Intermediate Bond Series

Rydex | SGI Income Fund

December 31, 2009

Annual Report

Information About Your Series Expenses

December 31, 2009 (unaudited)

Calculating your ongoing Series expenses

As a shareholder of the Series, you incur two types of costs: (1) transaction costs, which may include sales charges (loads’ on purchase payments; contingent fees, if any; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1); and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2009 through December 31, 2009.

Actual Expenses

The first table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second table provides information about hypothetical account values and hypothetical expenses based on the Series actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio[1]	Fund Return	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During the Period[2]
Table 1. Based on actual Fund return[3]
High Yield Series
A Class	1.09%	20.26%	$1,000.00	$1,202.59	$6.05
B Class	0.84%	20.47%	1,000.00	1,204.73	4.67
C Class	1.87%	19.85%	1,000.00	1,198.48	10.36
Institutional Class	0.86%	20.51%	1,000.00	1,205.14	4.78
U.S. Intermediate Bond Series
A Class	0.95%	5.53%	$1,000.00	$1,055.31	$4.92
B Class	1.70%	5.17%	1,000.00	1,051.67	8.79
C Class	1.70%	5.12%	1,000.00	1,051.16	8.79

Table 2. Based on hypothetical 5% return (before expenses)
High Yield Series
A Class	1.09%	5.00%	1,000.00	$1,019.71	$5.55
B Class	0.84%	5.00%	1,000.00	1,020.97	4.28
C Class	1.87%	5.00%	1,000.00	1,015.78	9.50
Institutional Class	0.86%	5.00%	1,000.00	1,020.87	4.38
U.S. Intermediate Bond Series
A Class	0.95%	5.00%	1,000.00	$1,020.42	$4.84
B Class	1.70%	5.00%	1,000.00	1,016.64	8.64
C Class	1.70%	5.00%	1,000.00	1,016.64	8.64

[1]	Annualized
[2]

Expenses are equal to the Series annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period July 1, 2009 to December 31, 2009.

Manager’s Commentary

February 15, 2010

Advised by:

To Our Shareholders:

The Rydex|SGI Income Fund - High Yield Series recorded a gain of 70.53%1 for the year ended December 31, 2009, outperforming the 58.21% performance of its benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index by more than 1,200 basis points.

The High Yield Series will primarily invest in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top four long-term credit rating categories and maintain a dollar-weighted average duration of 3 to 15 years.

The Series’ investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade would typically increase the value of the security.

High Yield Market Review

The high yield asset class had a record year, gaining 58% compared to a 26% increase for the S&P 500 Index and -4% for U.S. Treasuries. Still, high yield has the potential to outperform other asset classes again in 2010 if the economy continues to improve. Default rates peaked around 10% in late 2009 and expectations are that rates could decline to around 4% in 2010, about its long-term historical average. On the other hand, unemployment may remain stubbornly high hampering the consumer and holding back an economic recovery. An additional concern is the large budget deficits in states such as California and Illinois. At best, the imbalances will be a headwind for the markets while the effect of any state or municipal defaults could be significant. New issuance continues to help struggling companies reissue debt, thereby decreasing the default rate and lowering expectations of future defaults. The sudden collapse of market liquidity caused by the Lehman bankruptcy and the subsequent widening of credit spreads was so severe that many investors recognized the value in high yield securities. The response was massive inflows to high yield mutual funds, amounting to $5 billion in the first quarter alone, causing the market to stablize and spreads to begin to moderately tighten. Cash flows into the high-yield market were on a torrid pace throughout the year with September marking the tenth consecutive month of inflows of $1 billion.

Market Outlook

While keeping a long-term perspective, we will remain slightly aggressive given the current liquidity and momentum in the market and the economic recovery. We continue to stay fully invested as we’ve pared back on holdings that have produced solid gains. We feel that our security selection process provides the portfolio with higher quality issues with good underlying asset value, which should provide downside protection. We will be looking for whether firms are able to increase revenue rather than simply reduce costs, and whether unemployment figures will begin to show the return of jobs. We will also continue to watch the high-yield mutual fund flows closely to determine whether we should add or reduce our risk exposure. However, we will be prepared to reduce risk in the portfolio if the economy, unemployment, and earnings fail to continue to recover as the market is expecting.

We appreciate your business and thank you for being an investor in the Series.

Sincerely,

David Toussaint, Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares. Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance Summary	Rydex | SGI Income Fund High Yield Series
December 31, 2009	(unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of High Yield Series on December 31, 1999, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Barclays Capital U.S. Corporate High Yield Bond Index (formerly Lehman Brothers U.S. Corporate High Yield Bond Index) is an unmanaged index that tracks below investment grade bonds.

Portfolio Composition by Quality Rating (Based on Standard and Poor’s Ratings)
AA	0.23%
A	5.27
BBB	6.68
BB	15.92
B	36.48
CCC	25.54
CC	1.01
C	0.24
D	1.11
NR	3.86
Preferred Stocks	0.10
Common Stocks	0.07
Cash & Other Assets, Less Liabilities	3.49
Total Net Assets	100.00%

Average Annual Returns

Periods Ended 12-31-09	1 Year	5 Years	10 Years	Since Inception
A Shares	70.53%	6.39%	6.29%	—
A Shares with sales charge	62.51%	5.36%	5.78%	—
B Shares	71.07%	6.26%	5.76%	—
B Shares with CDSC	66.07%	5.96%	5.76%	—
C Shares	69.42%	5.62%	—	5.98 (5-1-00	% )
C Shares with CDSC	68.42%	5.62%	—	5.98 (5-1-00	% )
Institutional Class	71.18%	—	—	14.19%

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	High Yield Series

	Shares	Value
COMMON STOCKS - 0.1%
Mortgage REIT’s - 0.0%
Bimini Capital Management, Inc. [1]	15,250	$3,660

Oil & Gas Equipment & Services - 0.0%
SemGroup Corporation [2,9]*	3,363	73,986

Specialized Finance - 0.1%
CIT Group, Inc. *	4,568	126,122

TOTAL COMMON STOCKS (cost $424,277)		$203,768

PREFERRED STOCK - 0.1%
Department Stores - 0.1%
Sears Holdings Corporation
7.00%, 7/15/2042*	3,200	36,000
7.40%, 2/1/2043*	7,500	96,094

		132,094

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corporation
8.38%, 12/31/2012*	17,000	17,850
Federal National Mortgage Association
8.25%, 12/31/2010*	12,000	13,200
4.38%, 5/13/2011	5,000	8,900

		39,950

TOTAL PREFERRED STOCK (cost $1,152,024)		$172,044

WARRANTS - 0.0%
SemGroup [2,9]	3,540	17,700

TOTAL WARRANTS (cost $17,700)		$17,700

	Principal Amount
CONVERTIBLE BONDS - 3.5%
Automobiles (including Replacement Parts) - 0.7%
Sonic Automotive, Inc.
5.00%, 2029[3]	$1,200,000	1,296,000

Brokerage - 0.7%
E*Trade Financial Corporation
0.00%, 2019[3]	750,000	1,264,688

Financial Services - 0.6%
Forest City Enterprises, Inc.
5.00%, 2016[3,4]	1,000,000	1,087,500

Health Care Services - 1.4%
Hologic, Inc.
2.00%, 2037[3,5]	2,550,000	2,177,062
Invacare Corporation
4.13%, 2027[3]	150,000	171,563

		2,348,625

Metals & Minerals - 0.1%
USEC, Inc.
3.00%, 2014[3]	150,000	97,500

TOTAL CONVERTIBLE BONDS (cost $5,200,028)		$6,094,313

CORPORATE BONDS - 85.1%
Aerospace & Defense - 0.1%
L-3 Communications Corporation
6.38%, 2015[3]	250,000	250,938

Airlines - 3.8%
Continental Airlines, Inc.
8.31%, 2011[3]	1,171,486	1,095,339
7.03%, 2011[3]	549,427	521,955
7.34%, 2014[2,9]	1,400,000	1,249,500
Delta Air Lines, Inc.
7.92%, 2010[3]	1,000,000	1,005,000
7.71%, 2011[3]	225,000	221,625
7.78%, 2012[3]	2,532,825	2,431,513

		6,524,932

Automotive - 5.9%
Affinia Group, Inc.
10.75%, 2016[3,4,6]	250,000	270,938
American Axle & Manufacturing Holdings, Inc.
9.25%, 2017[3,4]	250,000	253,750
Ford Motor Credit Company LLC
7.50%, 2012[3]	1,000,000	1,008,458
8.00%, 2014[3]	1,400,000	1,437,503
8.00%, 2016[3]	1,000,000	1,001,329
8.13%, 2020[3]	600,000	589,619
General Motors Corporation
8.38%, 2033[3,7]	850,000	229,500
Goodyear Tire & Rubber Company
10.50%, 2016[3]	250,000	276,250
Metaldyne Corporation
11.00%, 2012[1,2,7,9]	500,000	—
Navistar International Corporation
8.25%, 2021[3,6]	250,000	256,250
Sonic Automotive, Inc.
8.63%, 2013[3]	1,790,000	1,781,049
4.25%, 2015[3]	1,200,000	1,167,000
Tenneco, Inc.
8.63%, 2014[3]	1,300,000	1,311,375
TRW Automotive, Inc.
7.25%, 2014[3,4,6]	750,000	727,500

		10,310,521

Banking - 0.4%
FCB Capital Trust
8.05%, 2028[3]	50,000	42,884
Progress Capital Trust I
10.50%, 2027[3]	300,000	314,347
Rabobank Capital Funding II
5.26%, 2049[3,4,6,8]	500,000	410,000

		767,231

Brokerage - 3.7%
E*Trade Financial Corporation
7.88%, 2015[3]	1,850,000	1,722,813

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	High Yield Series

	Principal Amount	Value
CORPORATE BONDS - 85.1% (continued)
Brokerage - 3.7% (continued)
Nuveen Investments, Inc.
5.00%, 2010[3]	$1,600,000	$1,584,000
10.50%, 2015[3,4,6]	3,450,000	3,130,875

		6,437,688

Chemicals - 0.9%
PolyOne Corporation
6.52%, 2010[3]	175,000	174,781
6.58%, 2011[3]	375,000	373,125
8.88%, 2012[3]	500,000	515,000
Terra Capital, Inc.
7.75%, 2019[3,4,6]	500,000	535,000

		1,597,906

Construction Machinery - 2.5%
Neff Corporation
10.00%, 2015[3]	100,000	11,125
RSC Equipment Rental, Inc.
9.50%, 2014[3]	2,400,000	2,403,000
United rentals North America, Inc.
6.50%, 2012[3]	500,000	498,750
10.88%, 2016[3,4,6]	1,250,000	1,359,375

		4,272,250

Consumer Products - 1.0%
Hanesbrands, Inc.
3.83%, 2014[3,6,8]	100,000	94,625
8.00%, 2016[3]	1,500,000	1,528,125
Sealy Mattress Company
10.88%, 2016[3,4,6]	100,000	111,250

		1,734,000

Electric - 1.0%
AES Red Oak LLC
8.54%, 2019[3]	630,580	629,003
East Coast Power LLC
7.07%, 2012[3]	33,589	34,772
NRG Energy, Inc.
8.50%, 2019[3]	1,000,000	1,025,000

		1,688,775

Entertainment - 1.4%
AMC Entertainment, Inc.
8.00%, 2014[3]	1,272,000	1,214,760
Marquee Holdings, Inc.
12.00%, 2014[3]	500,000	415,625
Speedway Motorsports, Inc.
6.75%, 2013[3]	350,000	348,250
8.75%, 2016[3]	100,000	105,500
WMG Acquisition Corporation
9.50%, 2016[3,4,6]	250,000	267,813

		2,351,948

Environmental - 0.1%
Casella Waste Systems, Inc.
9.75%, 2013[3]	100,000	98,750

Financial - Other - 3.3%
American Real Estate Partners, LP
8.13%, 2012[3]	1,300,000	1,326,000
7.13%, 2013[3]	1,350,000	1,377,000
Harland Clarke Holdings Corporation
9.50%, 2015[3]	2,320,000	2,154,700
6.00%, 2015[3,8]	1,100,000	899,250

		5,756,950

Financial Companies - Noncaptive Consumer - 1.0%
Nelnet, Inc.
7.40%, 2036[3,8]	1,770,000	1,289,110
Residential Capital LLC
8.88%, 2015[3]	700,000	490,000

		1,779,110

Financial Companies - Noncaptive
Diversified - 2.1%
CIT Group, Inc.
7.00%, 2013[3]	53,068	49,486
7.00%, 2014[3]	79,603	73,931
7.00%, 2015[3]	79,603	71,245
7.00%, 2016[3]	132,671	116,750
7.00%, 2017[3]	185,740	161,129
General Motors Acceptance Corporation
6.75%, 2014[3]	350,000	332,446
8.00%, 2031[3]	1,400,000	1,259,612
International Lease Finance Corporation
5.65%, 2014[3]	2,150,000	1,624,883

		3,689,482

Food & Beverage - 1.8%
Bumble Bee Foods LLC
7.75%, 2015[3,4]	800,000	802,000
Constellation Brands, Inc.
7.25%, 2017[3]	1,050,000	1,064,438
Dole Food Company, Inc.
8.88%, 2011[3]	120,000	120,900
Pinnacle Foods Finance LLC
9.25%, 2015[3,4]	1,050,000	1,065,750

		3,053,088

Gaming - 4.7%
Boyd Gaming Corporation
7.13%, 2016[3]	925,000	804,750
Galaxy Entertainment Finance Company, Ltd.
9.88%, 2012[3,4,6]	2,025,000	2,024,999
MGM Mirage
6.75%, 2012[3]	375,000	334,688
6.75%, 2013[3,6]	250,000	215,625
7.63%, 2017[3]	1,500,000	1,166,250
11.13%, 2017[3,4,6]	200,000	221,500
Mohegan Tribal Gaming Authority
7.13%, 2014[3]	1,000,000	681,250
6.88%, 2015[3]	1,000,000	650,000
Pinnacle Entertainment, Inc.
7.50%, 2015[3]	1,950,000	1,794,000
Station Casinos, Inc.
6.00%, 2012[3,7]	1,575,000	238,219
Turning Stone Resort Casino Enterprise
9.13%, 2014[3,4,6]	100,000	97,750

		8,229,031

Health Care - 5.9%
Apria Healthcare Group, Inc.
12.38%, 2014[3,4,6]	500,000	550,000
11.25%, 2014[3,4,6]	900,000	987,750

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	High Yield Series

	Principal Amount	Value
CORPORATE BONDS - 85.1% (continued)
Health Care - 5.9% (continued)
HCA, Inc.
9.25%, 2016[3]	$2,250,000	$2,415,937
7.88%, 2020[3,4,6]	250,000	260,313
Healthsouth Corporation
8.13%, 2020[3]	1,100,000	1,083,500
InvaCare Corporation
9.75%, 2015[3,6]	100,000	104,250
Psychiatric Solutions, Inc.
7.75%, 2015[3,4,6]	1,500,000	1,413,750
US Oncology, Inc.
10.75%, 2014[3]	1,084,000	1,138,200
9.13%, 2017[3]	2,200,000	2,309,999

		10,263,699

Independent Energy - 2.1%
Energy XXI Gulf Coast, Inc.
10.00%, 2013[3]	3,000,000	2,775,000
Penn Virginia Corporation
10.38%, 2016[3]	250,000	272,500
Petrohawk Energy Corporation
7.88%, 2015[3]	250,000	252,500
Range Resources Corporation
7.38%, 2013[3]	175,000	178,063
Southwestern Energy Company
7.50%, 2018[3]	100,000	106,000

		3,584,063

Industrial - Other - 0.4%
Belden, Inc.
7.00%, 2017[3]	200,000	194,750
Noble Group, Ltd.
6.63%, 2015[3,4,6]	450,000	477,000

		671,750

Insurance - Property & Casualty - 1.8%
Fairfax Financial Holdings, Ltd.
7.75%, 2012[3]	1,855,000	1,915,287
HUB International Holdings, Inc.
10.25%, 2015[3,4,6]	1,200,000	1,104,000
Nationwide Mutual Insurance Company
8.25%, 2031[3,4,6]	150,000	144,271

		3,163,558

Media - Cable - 0.1%
CSC Holdings, Inc.
6.75%, 2012[3]	22,000	22,715
UPC Germany GmbH
8.13%, 2017[3,4]	150,000	151,688

		174,403

Media - Non Cable - 6.8%
Block Communications, Inc.
8.25%, 2015[3,4,6]	525,000	509,906
Clear Channel Communications, Inc.
10.75%, 2016[3]	2,750,000	2,158,749
CMP Susquehanna Corporation
9.88%, 2014[3]	800,000	16,000
GeoEye, Inc.
9.63%, 2015[3,4]	1,350,000	1,388,813
Idearc, Inc.
8.00%, 2016[3,7]	350,000	24,500
Inmarsat Finance plc
7.38%, 2017[3,4]	150,000	153,375
Intelsat, Ltd.
7.63%, 2012[3]	1,525,000	1,509,750
Interpublic Group of Companies, Inc.
10.00%, 2017[3,4,6]	500,000	555,000
Morris Publishing Group LLC
7.00%, 2013[3,6]	900,000	263,250
Nielsen Finance LLC
0.00%, 2016[3,5]	1,000,000	912,500
Radio One, Inc.
6.38%, 2013[3]	1,350,000	990,563
Reader’s Digest Association, Inc.
9.00%, 2017[3,7]	100,000	1,125
RH Donnelley Corporation
8.88%, 2016[3,7]	350,000	32,813
8.88%, 2017[3,7]	1,900,000	178,125
Satelites Mexicanos S.A. de CV
9.00%, 2011[3,8]	3,178,505	2,888,465

		11,582,934

Metals & Mining - 2.5%
Asia Aluminum Holdings, Ltd.
8.00%, 2011[3,4,6,7]	1,200,000	187,500
Cloud Peak Energy Resources LLC
8.50%, 2019[3,4]	500,000	510,000
FMG Finance Pty, Ltd.
10.63%, 2016[3,4,6]	2,495,000	2,760,094
Griffin Coal Mining Company Pty, Ltd.
9.50%, 2016[3,4,6,7]	1,600,000	946,000

		4,403,594

Natural Gas Pipelines - 1.5%
Copano Energy LLC
8.13%, 2016[3]	100,000	101,000
Regency Energy Partners, LP
8.38%, 2013[3]	2,470,000	2,556,450

		2,657,450

Oil Field Services - 1.5%
Aquilex Holdings LLC
11.13%, 20 16[3,4]	250,000	249,375
Key Energy Services, Inc.
8.38%, 2014[3]	2,250,000	2,255,625
Stallion Oilfield Services
9.75%, 2015[3,4,6,7]	300,000	175,500

		2,680,500

Packaging - 1.1%
Ball Corporation
6.88%, 2012[3]	350,000	354,375
Solo Cup Company
8.50%, 2014[3]	1,600,000	1,564,000

		1,918,375

Paper - 0.8%
Rock-Tenn Company
9.25%, 2016[3]	100,000	108,625

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	High Yield Series

	Principal Amount	Value
CORPORATE BONDS - 85.1% (continued)
Paper - 0.8% (continued)
Sino-Forest Corporation
10.25%, 2014[3,4,6]	$1,225,000	$1,335,250

		1,443,875

Pharmaceuticals - 2.0%
Catalent Pharma Solutions, Inc.
9.50%, 2015[3]	3,837,063	3,462,949

Railroads - 0.1%
American Railcar Industries, Inc.
7.50%, 2014[3]	250,000	233,438

Refining - 2.3%
Frontier Oil Corporation
6.63%, 2011[3]	200,000	201,250
Tesoro Corporation
6.50%, 2017[3]	1,600,000	1,488,000
9.75%, 2019[3]	800,000	828,000
United Refining Company
10.50%, 2012[3]	650,000	612,625
Western Refining, Inc.
11.25%, 2017[3,4,6]	1,000,000	905,000

		4,034,875

REIT’s - 4.9%
Forest City Enterprises, Inc.
7.63%, 2015[3]	2,213,000	1,980,635
6.50%, 2017[3]	1,000,000	760,000
HCP, Inc.
6.70%, 2018[3]	1,350,000	1,309,681
Hospitality Properties Trust
6.70%, 2018[3]	2,850,000	2,607,984
HRPT Properties Trust
0.85%, 2011[3,8]	875,000	812,640
Rouse Company, LP
8.00% [3,7]	775,000	805,031

		8,275,971

Restaurants - 0.7%
Dave & Buster’s, Inc.
11.25%, 2014[3]	1,200,000	1,245,000

Retailers - 5.1%
Duane Reade, Inc.
9.75%, 2011[3]	1,200,000	1,222,500
General Nutrition Centers, Inc.
5.18%, 2014[3,8]	1,250,000	1,165,625
Harry & David Holdings, Inc.
9.00%, 2013[3]	600,000	411,000
Neiman Marcus Group, Inc.
10.38%, 2015[3]	2,250,000	2,204,999
Penske Auto Group, Inc.
7.75%, 2016[3]	1,750,000	1,693,125
Saks, Inc.
9.88%, 2011[3]	950,000	993,938
Toys R Us Property Company I LLC
10.75%, 2017[3,4,6]	1,000,000	1,095,000

		8,786,187

Services - 4.5%
KAR Holdings, Inc.
8.75%, 2014[3]	2,700,000	2,784,375
Travelport LLC
9.88%, 2014[3]	850,000	877,625
11.88%, 2016[3]	850,000	901,000
West Corporation
9.50%, 2014[3]	1,450,000	1,471,750
11.00%, 2016[3]	1,750,000	1,828,750

		7,863,500

Technology - 2.4%
Amkor Technology, Inc.
9.25%, 2016[3]	2,475,000	2,629,688
Anixter International, Inc.
5.95%, 2015[3]	250,000	234,375
Seagate Technology HDD Holdings
6.80%, 2016[3]	950,000	919,125
SunGard Data Systems, Inc.
10.63%, 2015[3]	400,000	440,500

		4,223,688

Telecommunications - Wireless - 3.6%
Clearwire Communications LLC
12.00%, 2015[3,4]	500,000	507,500
iPCS, Inc.
4.23%, 2014[3,8]	1,588,142	1,349,921
MetroPCS Wireless, Inc.
9.25%, 2014[3]	325,000	329,063
SBA Telecommunications, Inc.
8.00%, 2016[3,4,6]	750,000	783,750
Sprint Capital Corporation
6.90%, 2019[3]	3,350,000	3,082,000
Viasat, Inc.
8.88%, 2016[3,4,6]	250,000	257,500

		6,309,734

Telecommunications - Wirelines - 0.1%
Qwest Corporation
7.88%, 2011[3]	100,000	104,750

Textile - 0.9%
Invista
9.25%, 2012[3,4,6]	500,000	507,500
Phillips-Van Heusen Corporation
8.13%, 2013[3]	950,000	969,000

		1,476,500

Transportation Services - 0.3%
Kansas City Southern de Mexico S.A. de CV
7.63%, 2013[3]	250,000	246,250
Stena AB
7.50%, 2013[3]	250,000	240,625
US Shipping Partners, LP
13.00%, 2014[2,7,9]	375,000	56,250

		543,125

TOTAL CORPORATE BOND (cost $141,561,425)		$147,646,518

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	High Yield Series

	Principal Amount	Value
SENIOR FLOATING RATE INTERESTS - 2.5%
Broadcast Radio & Television - 0.4%
Young Broadcasting, Inc., Term Loan
0.00%, 2012[3,7,8,10]	$965,000	$709,757

		709,757

Brokerages, Security Dealers & Investment Houses - 0.1%
Gartmore Investment Management, Term Loan B-2
2.28%, 2014[3,8,10]	190,225	174,531

Building & Development - 0.2%
South Edge, LLC, Term Loan C
0.00%, 2025[3,7,8,10]	1,000,000	350,000

Business Equipment & Services - 1.0%
First Data Corporation, Initial B1
3.00%, 2014[3,8,10]	68,614	60,781
2.98%, 2014[3,8,10]	811,136	718,531
Open Solutions, Inc., Term Loan - 1st Lien (Jan 07)
2.41%, 2014[3,8,10]	517,158	427,302
VNU, Term Loan
2.23%, 2013[3,8,10]	627,497	585,926

		1,792,540

Electronic & Electric - 0.3%
Sabre Holdings Corporation, Term Loan
2.48%, 2014[3,8,10]	253,731	229,944
2.49%, 2014[3,8,10]	232,172	210,406

		440,350

Leisure - 0.1%
Metro-Goldwyn-Mayer Holdings II, Inc., Term Loan B (Apr 05)
0.00%, 2012[3,7,8,10]	388,889	248,333

Publishing - 0.4%
GateHouse Media, Inc., DD Term Loan B (Feb 07)
2.24%, 2014[3,8,10]	135,870	48,743
GateHouse Media, Inc., Initial Term Loan
2.24%, 2014[3,8,10]	364,130	130,632
Media News Group, Inc., Term Loan B
4.73%, 2010[3,8,10]	1,882	574
Media News Group, Inc., Term Loan B (Aug 04)
4.73%, 2010[3,8,10]	724,459	220,960
Tribune Company, Term Loan B
0.00%, 2014[3,7,8,10]	493 750	285,141

		686,050

TOTAL SENIOR FLOATING RATE INTERESTS (cost $6,743,556)		$4,401,561

COMMERCIAL PAPER - 5.2%
Automotive - 1.7%
Toyota Motor Credit Corporation
0.04%, 01/06/2010[3]	3,000,000	2,999,983

Banking - 1.8%
JP Morgan Chase & Company
0.06%, 01/05/2010[3]	3,000,000	2,999,980

Non U.S. Banking - 1.7%
Societe Generale
0.14%, 01/04/2010[3]	3,000,000	2,999,965

TOTAL COMMERCIAL PAPER (cost $8,999,928)		$8,999,928

Total Investments - 96.5% [11] (cost $164,098,938)		$167,535,832
Cash & Other Assets, Less Liabilities - 3.5%		6,055,190

Total Net Assets - 100.0%		$173,591,022

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $162,685,708.

plc	Public Limited Company
*	Non-income producing security
[1]	Security is deemed illiquid. The total market value of illiquid securities is $3,660 (cost $723,510), or 0.0% of total net assets.
[2]	Value determined based on Level 3 inputs established by ASC 820.
[3]	Value determined based on Level 2 inputs established by ASC 820.
[4]	Security was acquired through a private placement.
[5]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches its full maturity.
[6]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $25,046,084 (cost $24,880,470), or 14.4% of total net assets.
[7]	Security is in default of interest and/or principal obligations.
[8]	Variable rate security. Rate indicated is rate effective at December 31, 2009.
[9]	Security was fair valued by the Valuation Committee at December 31, 2009. The total market value of fair valued securities amounts to $1,397,436, (cost $2,037,189) or 0.8% of total net assets.
[10]	Security is a senior floating rate interest. See Notes to Financial Statements for additional information.
[11]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of the financial statements

Rydex | SGI Income Fund
High Yield Series

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$167,535,832
Cash	3,814,469
Receivables:
Fund shares sold	247,902
Interest	2,576,526
Dividends	9,913
Security Investors	32,344
Prepaid expenses	40,181

Total assets	174,257,167

Liabilities:
Payable for:
Fund shares redeemed	435,512
Management fees	86,528
Administration fees	19,500
Transfer agent/maintenance fees	23,866
Custodian fees	137
Director’s fees	1,879
Professional fees	46,550
12b-1 distribution plan fees	39,183
Other	12,990

Total liabilities	666,145

Net assets	$173,591,022

Net assets consist of:
Paid in capital	$176,600,938
Undistributed net investment income	1,583,771
Accumulated net realized loss on sale of investments	(8,030,582)
Net unrealized appreciation in value of investments	3,436,895

Net assets	$173,591,022

Class A:
Capital shares outstanding (unlimited number of shares authorized)	12,910,999
Net assets	$155,898,743
Net asset value and redemption price per share	$12.07

Maximum offering price per share (net asset value divided by 95.25%)	$12.67

Class B:
Capital shares outstanding (unlimited number of shares authorized)	580,626
Net assets	$6,995,812
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.05

Class C:
Capital shares outstanding (unlimited number of shares authorized)	663,022
Net assets	$8,047,524
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$12.14

Institutional Class:
Capital shares outstanding (unlimited number of shares authorized)	253,028
Net assets	$2,648,943
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$10.47

* Investments, at cost	$164,098,937

Statement of Operations

For the Year Ended December 31, 2009

Investment Income:
Interest	$10,168,779
Dividends	32,640

Total investment income	10,201,419

Expenses:
Management fees	634,224
Administration fees	126,456
Transfer agent/maintenance fees	302,346
Custodian fees	7,135
Directors’ fees	13,274
Professional fees	48,381
Reports to shareholders	19,435
Registration fees	55,246
Other expenses	12,296
12b-1 distribution fees - Class A	229,130
12b-1 distribution fees - Class C	66,853

Total expenses	1,514,776
Less:
Reimbursement of expenses - Class A	(281,078)
Reimbursement of expenses - Class B	(19,744)
Reimbursement of expenses - Class C	(22,736)
Reimbursement of expenses - Institutional Class	(4,559)

Net expenses	1,186,659

Net investment income	9,014,760

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(4,147,343)

Net realized loss	(4,147,343)

Net unrealized appreciation (depreciation) during the year on: Investments	42,482,888

Net unrealized appreciation	42,482,888

Net realized and unrealized gain	38,335,545

Net increase in net assets resulting from operations	$47,350,305

The accompanying notes are an integral part of the financial statements

Statement of Changes in Net Assets	Rydex | SGI Income Fund High Yield Series

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$9,014,760	$5,768,576
Net realized loss during the year on investments	(4,147,343)	(334,165)
Net unrealized appreciation (depreciation) during the year on investments	42,482,888	(36,456,784)

Net increase (decrease) in net assets resulting from operations	47,350,305	(31,022,373)

Distributions to shareholders from:
Net investment income
Class A	(6,914,554)	(4,706,218)
Class B	(491,880)	(336,294)
Class C	(489,328)	(327,381)
Institutional Class	(135,006)	(50,102)
Return of capital
Class A	(10,340)	—
Class B	(465)	—
Class C	(531)	—
Institutional Class	(203)	—

Total distributions to shareholders	(8,042,307)	(5,419,995)

Capital share transactions:
Proceeds from sale of shares
Class A	149,104,233	26,250,012
Class B	2,756,442	2,120,560
Class C	1,917,325	493,553
Institutional Class	1,831,102	1,542,493
Issuance of shares in connection with the acquisition of Income Opportunity Series (Note 6)
Class A	—	23,579,612
Class B	—	3,645,132
Class C	—	11,075,550
Class Institutional Class
Distributions reinvested
Class A	5,952,011	4,615,746
Class B	407,456	270,426
Class C	414,815	270,235
Institutional Class	131,549	50,102
Cost of shares redeemed
Class A	(82,854,273)	(26,109,515)
Class B	(2,808,470)	(2,237,414)
Class C	(2,992,590)	(3,212,307)
Institutional Class	(640,254)	(366,565)

Net increase from capital share transactions	73,219,346	41,987,620

Net increase in net assets	112,527,344	5,545,252

Net assets:
Beginning of year	61,063,678	55,518,426

End of year	$173,591,022	$61,063,678

Undistributed net investment income at end of year	$1,583,771	$716,091

Capital share activity:
Shares sold
Class A	14,071,994	2,363,463
Class B	284,773	186,781
Class C	183,346	46,197
Institutional Class	197,358	156,915
Issuance of shares in connection with the acquisition of Income Opportunity Series (Note 6)
Class A	—	1,966,706
Class B	—	281,833
Class C	—	888,822
Class Institutional Class	—	—
Shares reinvested
Class A	583,837	455,063
Class B	41,426	27,526
Class C	41,883	28,993
Institutional Class	14,673	6,301
Shares redeemed
Class A	(8,274,349)	(2,449,425)
Class B	(278,831)	(213,347)
Class C	(321,056)	(334,645)
Institutional Class	(79,285)	(42,934)

The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each period	Rydex | SGI Income Fund High Yield Series

Class A	2009	2008[a]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$7.70	$12.14	$12.75	$12.35	$12.70

Income (loss) from investment operations:
Net investment income[b]	0.90	0.90	0.87	0.83	0.77
Net gain (loss) on securities (realized and unrealized)	4.30	(4.48)	(0.64)	0.39	(0.37)

Total from investment operations	5.20	(3.58)	0.23	1.22	0.40

Less distributions:
Dividends from net investment income	(0.83)	(0.86)	(0.84)	(0.82)	(0.75)
Return of capital	— [c]	—	—	—	—

Total distributions	(0.83)	(0.86)	(0.84)	(0.82)	(0.75)

Net asset value, end of period	$12.07	$7.70	$12.14	$12.75	$12.35

Total Return[d]	70.53%	(31.09)%	1.80%	10.25%	3.33%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$155,899	$50,299	$50,917	$55,762	$38,506

Ratios to average net assets:
Net investment income	8.49%	8.61%	6.90%	6.68%	6.28%
Total expenses[e]	1.41%	1.45%	1.42%	1.45%	1.47%
Net expenses[f]	1.10%	1.14%	1.25%	1.45%	1.47%
Net expenses prior to custodian earnings credits and net of expense waivers	1.10%	1.14%	1.25%	1.45%	1.47%

Portfolio turnover rate	53%	29%	54%	56%	73%

Class B	2009[g]	2008[a,g]	2007[g]	2006[g]	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$7.67	$12.09	$12.70	$12.30	$12.66

Income (loss) from investment operations:
Net investment income[b]	0.92	0.92	0.90	0.75	0.70
Net gain (loss) on securities (realized and unrealized)	4.30	(4.46)	(0.63)	0.39	(0.40)

Total from investment operations	5.22	(3.54)	0.27	1.14	0.30

Less distributions:
Dividends from net investment income	(0.84)	(0.88)	(0.88)	(0.74)	(0.66)
Return of capital	— [c]	—	—	—	—

Total distributions	(0.84)	(0.88)	(0.88)	(0.74)	(0.66)

Net asset value, end of period	$12.05	$7.67	$12.09	$12.70	$12.30

Total Return[d]	71.07%	(30.90)%	2.09%	9.54%	2.47%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,996	$4,089	$3,027	$5,320	$5,324

Ratios to average net assets:
Net investment income	9.08%	9.05%	7.16%	5.99%	5.52%
Total expenses[e]	1.19%	1.23%	1.18%	2.13%	2.22%
Net expenses[f]	0.85%	0.88%	1.00%	2.13%	2.22%
Net expenses prior to custodian earnings credits and net of expense waivers	0.85%	0.88%	1.00%	2.13%	2.22%

Portfolio turnover rate	53%	29%	54%	56%	73%

The accompanying notes are an integral part of the financial statements

Financial Highlights Selected data for each share of capital stock outstanding throughout each period	Rydex | SGI Income Fund High Yield Series

Class C	2009	2008[a]	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$7.73	$12.16	$12.76	$12.36	$12.72

Income (loss) from investment operations:
Net investment income[b]	0.83	0.83	0.78	0.74	0.69
Net gain (loss) on securities (realized and unrealized)	4.33	(4.49)	(0.63)	0.39	(0.39)

Total from investment operations	5.16	(3.66)	0.15	1.13	0.30

Less distributions:
Dividends from net investment income	(0.75)	(0.77)	(0.75)	(0.73)	(0.66)
Return of capital	— [c]	—	—	—	—

Total distributions	(0.75)	(0.77)	(0.75)	(0.73)	(0.66)

Net asset value, end of period	$12.14	$7.73	$12.16	$12.76	$12.36

Total Return[d]	69.42%	(31.57)%	1.12%	9.42%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,048	$5,865	$1,574	$1,933	$1,795

Ratios to average net assets:
Net investment income	8.11%	8.45%	6.16%	5.92%	5.52%
Total expenses[e]	2.19%	2.28%	2.18%	2.21%	2.22%
Net expenses[f]	1.85%	1.87%	2.00%	2.21%	2.22%
Net expenses prior to custodian earnings credits and net of expense waivers	1.85%	1.87%	2.00%	2.21%	2.22%

Portfolio turnover rate	53%	29%	54%	56%	73%

Institutional Class	2009	Year Ended December 31, 2008[h]
Per Share Data
Net asset value, beginning of period	$6.74	$10.00

Income (loss) from investment operations:
Net investment income[b]	0.81	0.38
Net gain (loss) on securities (realized and unrealized)	3.76	(3.22)

Total from investment operations	4.57	(2.84)

Less distributions:
Dividends from net investment income	(0.84)	(0.42)
Return of capital	— [c]	—

Total distributions	(0.84)	(0.42)

Net asset value, end of period	$10.47	$6.74

Total Return[d]	71.18%	(28.96)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,649	$811

Ratios to average net assets:
Net investment income	8.79%	9.51%
Total expenses[e]	1.16%	1.33%
Net expenses[f]	0.85%	0.85%
Net expenses prior to custodian earnings credits and net of expense waivers	0.85%	0.85%

Portfolio turnover rate	53%	29%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Income Fund
Selected data for each share of capital stock outstanding throughout each period	High Yield Series

[a]

The financial highlights for the High Yield Series exclude the historical highlights of the Income Opportunity Series Class A, B and C shares. The assets of the Income Opportunity Series were acquired by the High Yield Series on July 25, 2008.

[b]	Net investment income was computed using the average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[e]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[f]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[g]

Effective December 1, 2006, Class B shares ceased charging 12b-1 fees in accordance with FINRA (formerly NASD) sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales reach above the sales cap limit.

[h]

The Institutional Class of High Yield Series was initially capitalized on July 11, 2008 with a net asset value of $10.00 per share. Percentage amounts for the period, except total return, have been annualized.

The accompanying notes are an integral part of the financial statements

Manager’s Commentary February 15, 2010

Advised by:

To Our Shareholders:

The U.S. Intermediate Bond Series of the Rydex|SGI Income Fund earned a return of 10.63%1 for the year ended December 31, 2009, outperforming the benchmark Barclays Capital Intermediate U.S. Government/Credit Index return of 5.25%.

The U.S. Intermediate Bond Series will primarily invest in a diversified portfolio of investment grade debt securities and maintain a dollar-weighted average duration of 3 to 10 years. The Series’ investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure, and general economic and market factors. Relative value analysis includes earnings growth, profitability trends, the issuer’s financial strength and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the Series held 44% in corporate issues, 5% in mortgage-backed securities, 30% in U.S. government securities, and 16% in U.S. government sponsored agency bonds and notes. Other securities, such as asset-backed securities, preferred stock, and cash constituted 5% of the portfolio.

U.S. Intermediate Bond Market Review

Turbulent does not begin to describe 2009 in the fixed income markets. U.S. Treasuries had their worst total return in thirty years after starting the year as the global investor’s safe haven of choice. U.S. investment grade bond issuance was approximately $1 trillion, a remarkable 30% improvement from 2008. Corporate bonds performed extremely well as supply served to strengthen the balance sheets of many financial institutions and also to extend the maturities of many high yield issuers, lessening their near-term principal repayment risk.

The U.S. Treasury and Federal Reserve each played a key role in unlocking what were once frozen credit markets in 2009. At the height of the credit freeze, investors were fearful that impending corporate debt maturities would go unpaid for fear of companies not being able to roll over their debt. Through a variety of programs and security purchases, the U.S. Treasury, FDIC, and Federal Reserve enabled corporations to once again issue debt and meet near-term obligations. Because this served to reduce implied default rates, corporations were then able to tender for other debt and amend covenants to their benefit, leaving many issuers with less onerous debt covenants and reduced near-term maturities.

Fixed-income factors we follow point to improving economic growth as the yield curve remains historically steep and monetary policy remains accommodative. The cost of capital is cheap, as interest rates remain very low with no sign of inflation. Therefore, companies are able to expand but it is through merger and acquisition activity rather than organic growth.

Market Outlook

Increased government bond issuance, particularly of longer duration securities, combined with the removal of a buyer (the Federal Reserve) that purchased approximately 20% of total new cash raised by the U.S. Treasury in 2009, causes us to be underweight U.S. Treasuries and agencies in 2010. We expect the trend of corporate out-performance versus U.S. Treasuries to continue as we enter 2010. Therefore, we will continue to overweight corporate bonds and underweight U.S. Treasuries as the improving credit trend plays out over the next 12 months.

The Federal Reserve’s U.S. Treasury purchases have ended and its agency purchases are scheduled to end early in 2010, removing a significant source of demand from both markets. However, government bond supply will remain robust as JP Morgan forecasts nearly a 20% increase in gross issuance of coupon Treasury securities in 2010. The U.S. Treasury has also stated its intention to lengthen the average maturity of its debt. We will continue to monitor the economic and market conditions and will adjust the asset mix and maturity structure in the portfolio accordingly.

Thank you for your investment in the U. S. Intermediate Bond Series.

We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Daniel Portanova, Portfolio Manager

[1]

Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of fund shares . Fee waivers and/or reimbursements reduce Series expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance Summary December 31, 2009	Rydex | SGI Income Fund U.S. Intermediate Bond Series (unaudited)

PERFORMANCE

$10,000 Over 10 Years

This chart assumes a $10,000 investment in Class A shares of U.S. Intermediate Bond Series on December 31, 1999, and reflects deduction of the 4.75% sales load. The chart does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. The Barclays Capital Intermediate U.S. Government/ Credit Index is an unmanaged index that tracks U. S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.

Average Annual Returns

Periods Ended 12-31-09	1 Year	5 Years	10 Years	Since Inception
A Shares	10.63%	1.12%	3.72%	—
A Shares with sales charge	5.33%	0.13%	3.21%	—
B Shares	9.87%	0.37%	3.10%	—
B Shares with CDSC	4.87%	0.03%	3.10%	—
C Shares	9.85%	0.41%	—	2.97 (5-1-00	% )
C Shares with CDSC	8.85%	0.41%	—	2.97 (5-1-00	% )

The performance data above represents past performance which is not predictive of future results. For Class A shares these figures reflect deduction of the maximum sales charge of 4.75%. For Class B shares the figures reflect deduction of the maximum contingent deferred sales charge, ranging from 5% in the first year to 0% in the sixth and following years, and 1% for Class C shares. The figures do not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of fund shares. Such figures would be lower if applicable taxes were deducted. Fee waivers and/or reimbursements reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced, as applicable. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

AAA	55.23%
AA	8.06
A	20.47
BBB	11.66
BB	0.13
B	0.08
CCC	0.35
CC	0.13
C	0.01
D	0.01
NR	0.95
Preferred Stock	0.50
Cash & Other Assets, Less Liabilities	2.42
Total Net Assets	100.00%

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	U.S. Intermediate Bond Series

	Principal Amount	Value
CONVERTIBLE BONDS - 0.0%
Brokerage - 0.0%
E*Trade Financial Corporation
0.00%, 2019[1]	$25,000	$42,156

TOTAL CONVERTIBLE BONDS (cost $25,390)		$42,156

CORPORATE BONDS - 44.1%
Automotive - 0.0%
Affinia Group, Inc.
9.00%, 2014[1]	30,000	29,100
Sonic Automotive, Inc.
8.63%, 2013[1]	23,000	22,885

		51,985

Banking - 9.1%
BOI Capital Funding No. 2, LP
5.57%, 2049[1,2,3,4]	350,000	147,000
Citigroup, Inc.
6.38%, 2014[1]	500,000	523,454
JPMorgan Chase & Company
4.65%, 2014[1]	2,500,000	2,633,598
6.30%, 2019[1]	1,000,000	1,100,077
Kaupthing Bank HF
3.49%, 2010[1,3,4,5]	5,000,000	1,237,500
Merrill Lynch & Company, Inc.
5.30%, 2015[1]	3,000,000	3,054,806
Morgan Stanley
6.00%, 2014[1]	500,000	537,601
Standard Chartered plc
6.41%, 2049[1,2,3,4]	3,250,000	2,579,606
Wells Fargo & Company
4.38%, 2013[1]	1,000,000	1,038,680

		12,852,322

Brokerage - 2.3%
BlackRock, Inc.
6.25%, 2017[1]	3,000,000	3,225,669

Building Materials - 0.2%
CRH America, Inc.
6.95%, 2012[1]	300,000	324,963
Legrand France S.A.
8.50%, 2025[1]	20,000	20,899

		345,862

Chemicals - 1.8%
Geo Specialty Chemicals
7.50%, 2015[2,6,8]	11,056	5,528
Mosaic Global Holdings, Inc.
7.38%, 2018[1]	18,000	19,774
PPG Industries, Inc.
7.40%, 2019[1]	350,000	390,233
Praxair, Inc.
4.63%, 2015[1]	1,000,000	1,063,554
5.20%, 2017[1]	1,050,000	1,101,004

		2,580,093

Diversified Manufacturing - 1.8%
ITT Corporation
4.90%, 2014[1]	2,500,000	2,619,638

Electric - 3.6%
AES Corporation
8.75%, 2013[1,3,4]	26,000	26,650
Allegheny Energy Supply Company LLC
8.25%, 2012[1,3,4,7]	65,000	71,115
American Water Capital Corporation
6.09%, 2017[1]	2,000,000	2,089,809
Arizona Public Service Company
6.38%, 2011[1]	300,000	321,146
Cincinnati Gas & Electric
5.70%, 2012[1]	300,000	325,358
DPL, Inc.
6.88%, 2011[1]	25,000	26,718
NorthWestern Corporation
5.88%, 2014[1]	14,000	14,522
Oncor Electric Delivery Company
6.38%, 2015[1]	300,000	327,251
PSEG Energy Holdings LLC
8.50%, 2011[1]	34,000	35,572
Sherwin-Williams Company
3.13%, 2014[1]	2,000,000	1,975,282

		5,213,423

Entertainment - 0.3%
AMC Entertainment, Inc.
8.00%, 2014[1]	46,000	43,930
Walt Disney Company
4.50%, 2013[1]	300,000	318,674

		362,604

Environmental - 0.1%
Allied Waste North America, Inc.
5.75%, 2011[1]	50,000	52,023
Browning-Ferris Industries, Inc.
9.25%, 2021[1]	20,000	23,747

		75,770

Financial - Other - 0.0%
AAC Group Holding Corporation
10.25%, 2012[1,3,7]	5,000	5,013
PXRE Capital Trust I
8.85%, 2027[1]	31,000	24,800

		29,813

Financial Companies - Noncaptive Consumer - 0.2%
Residential Capital LLC
8.50%, 2012[1]	350,000	245,000

Financial Companies - Noncaptive Diversified - 0.8%
General Electric Capital Corporation
6.00%, 2012[1]	1,000,000	1,077,907

Food & Beverage - 2.2%
Brown-Forman Corporation
5.00%, 2014[1]	1,000,000	1,050,984
General Mills, Inc.
5.25%, 2013[1]	1,000,000	1,078,839
5.70%, 2017[1]	800,000	865,162

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	U.S. Intermediate Bond Series

	Principal Amount	Value
CORPORATE BONDS - 44.1% (continued)
Food & Beverage - 2.2% (continued)
Harry & David Operations Corporation
5.26%, 2012[1,2]	$12,000	$8,070
Viskase Companies, Inc.
11.50%, 2011[1]	30,000	30,863

		3,033,918

Health Care - 0.0%
Tenet Healthcare Corporation
6.38%, 2011[1]	12,000	11,986
9.25%, 2015[1,7]	58,000	61,770

		73,756

Independent Energy - 1.9%
Devon Financing Corporation ULC
6.88%, 2011[1]	2,300,000	2,498,525
Stone Energy Corporation
8.25%, 2011[1]	57,000	56,786
Whiting Petroleum Corporation
7.25%, 2012[1]	10,000	10,050
7.25%, 2013[1]	4,000	4,030

		2,569,391

Industrial - Other - 1.5%
Johns Hopkins University
5.25%, 2019[1]	2,000,000	2,080,300

Insurance - Life - 0.7%
RenaissanceRe Holdings, Ltd.
5.88%, 2013[1]	1,000,000	1,014,986

Insurance - Property & Casualty - 0.8%
Berkshire Hathaway Finance Corporation
4.75%, 2012[1]	1,000,000	1,066,066
TIG Holdings, Inc.
8.60%, 2027[1,3,4]	34,000	24,990

		1,091,056

Integrated Energy - 1.1%
BP Capital Markets plc
5.25%, 2013[1]	1,000,000	1,089,229
Statoil ASA
2.90%, 2014[1]	500,000	497,932

		1,587,161

Media - Cable - 3.1%
Omnicom Group, Inc.
6.25%, 2019[1]	4,000,000	4,315,395

Media - Non Cable - 0.0%
Sinclair Broadcast Group, Inc.
8.00%, 2012[1]	4,000	3,910

Metals & Mining - 0.0%
Ispat Inland ULC
9.75%, 2014[1]	38,000	39,900

Natural Gas Pipelines - 1.6%
Express Pipeline, LP
6.47%, 2013[1,3,4]	90,667	91,700
Transcontinental Gas Pipe Line Corporation
7.00%, 2011[1]	2,000,000	2,150,920
Williams Companies, Inc.
8.75%, 2032[1,7]	24,000	28,720

		2,271,340

Packaging - 0.0%
Constar International, Inc.
3.65%, 2012[1,2,4]	15,000	12,375

Paper - 0.0%
Georgia-Pacific Corporation
8.00%, 2024[1]	51,000	52,020

Pharmaceuticals - 4.9%
AstraZeneca plc
5.90%, 2017[1]	1,250,000	1,388,964
GlaxoSmithKline Capital, Inc.
4.85%, 2013[1]	1,500,000	1,610,173
Novartis Securities Investment, Ltd.
5.13%, 2019[1]	1,500,000	1,575,789
Wyeth
5.50%, 2013[1]	2,000,000	2,174,575

		6,749,501

Railroads - 0.0%
Grupo Transportacion Ferroviaria Mexicana S.A. DE CV
9.38%, 2012[1]	35,000	36,313

Restaurants - 0.7%
Starbucks Corporation
6.25%, 2017[1]	1,000,000	1,057,658

Retailers - 0.0%
Toys R US, Inc.
7.38%, 2018[1]	21,000	19,215

Services - 0.0%
Cornell Companies, Inc.
10.75%, 2012[1]	30,000	30,638

Technology - 0.7%
Microsoft Corporation
2.95%, 2014[1]	1,000,000	1,010,712
Nortel Networks Corporation
6.88%, 2023[1,5]	31,000	13,950

		1,024,662

Telecommunications - Wireless - 2.0%
AT&T, Inc.
4.85%, 2014[1]	700,000	744,307
Millicom International Cellular S.A.
10.00%, 2013[1,7]	42,000	43,470
Vodafone Group plc
5.50%, 2011[1]	2,000,000	2,109,318

		2,897,095

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	U.S. Intermediate Bond Series

	Principal Amount	Value
CORPORATE BONDS - 44.1% (continued)
Telecommunications - Wirelines - 1.6%
AT&T Corporation
7.30%, 2011[1]	$37,000	$40,740
8.00%, 2031[1,7]	37,000	45,159
BellSouth Corporation
6.00%, 2011[1]	2,000,000	2,162,632
Qwest Corporation
3.50%, 2013[1,2]	10,000	9,625

		2,258,156

Transportation Services - 0.4%
Ship Finance International, Ltd.
8.50%, 2013[1]	46,000	43,413
United Parcel Service, Inc.
3.88%, 2014[1]	500,000	519,487

		562,900

U.S. Banking - 0.7%
American Express Bank FSB
3.15%, 2011[1]	1,000,000	1,033,468

TOTAL CORPORATE BOND (cost $64,887,096)		$62,495,200

PREFERRED STOCK - 0.5%
Insurance Brokers - 0.5%
Woodbourne Capital Trust I
1.53%, 2049[2,3,6,8]	950,000	177,893
Woodbourne Capital Trust II
1.57%, 2049[2,3,6,8]	950,000	177,892
Woodbourne Capital Trust III
1.58%, 2049[2,3,6,8]	950,000	177,892
Woodbourne Capital Trust IV
1.58%, 2049[2,3,6,8]	950,000	177,892

		711,569

TOTAL PREFERRED STOCK (cost $3,818,354)		$711,569

MORTGAGE BACKED SECURITIES - 5.2%
Other Non-Agency - 5.2%
C.M.O.’s - 5.2%
Chase Mortgage Finance Corporation
2005-A1 2A2, 5.23%, 2035[1,2]	665,524	614,618
Countrywide Alternative Loan Trust
2005-30CB, 0.53%, 2035[1,2]	2,589,215	1,108,253
Homebanc Mortgage Trust
2006-1, 3.74%, 2037[1,2]	784,198	481,597
JP Morgan Alternative Loan Trust
2006-S3, 6.00%, 2036[1]	6,671,000	3,948,216
JP Morgan Mortgage Trust
2006-A3, 3.97%, 2036[1,2]	153,964	130,462
Master Adjustable Rate Mortgages Trust
2003-5, 2.74%, 2033[1,2]	1,377,722	1,108,341

		7,391,487

		7,391,487

U.S. Government Sponsored
Agencies - 0.0%
C.M.O.’s - 0.0%
Federal National Mortgage Association
FNR 1990-108 G, 7.00%, 2020[1]	25,170	27,581

		27,581

U.S. Government Sponsored
Securities - 0.0%
Pass Through’s - 0.0%
Government National Mortgage Association
G2 1849, 8.50%, 2024[1]	3,193	3,688
#518436, 7.25%, 2029[1]	18,389	20,595

		24,283

		24,283

TOTAL MORTGAGE BACKED SECURITIES (cost $12,283,559)		$7,443,351

ASSET BACKED SECURITIES - 1.7%
Home Equity Loans - 1.7%
Ameriquest Mortgage Securities, Inc.
2005-R7, 0.49%, 2035[1,2]	229,799	225,850
Credit-Based Asset Servicing and Securitization LLC
2004-CB4, 5.50%, 2035[1]	154,150	152,438
2005-CB5, 0.49%, 2035[1,2]	956,001	886,606
Residential Asset Mortgage Products, Inc.
2005-RS7, 0.50%, 2035[1,2]	1,010,254	884,278
Residential Asset Securities Corporation
2005-KS7, 0.46%, 2035[1,2]	238,911	231,803
Structured Asset Investment Loan Trust
2005-HE3, 0.48%, 2035[1,2]	7,241	7,208

		$2,388,183

TOTAL ASSET BACKED SECURITIES (cost $2,598,078)		$2,388,183

U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES - 15.9%
Federal Home Loan Bank
3.00%, 6/11/2010[1]	10,000,000	10,122,500
1.25%, 10/14/2010[1]	2,000,000	2,010,690
3.63%, 10/18/2013[1]	3,000,000	3,142,611
Federal Home Loan Mortgage Corporation
4.75%, 1/19/2016[1]	5,000,000	5,392,350
3.75%, 3/27/2019[1]	2,000,000	1,960,842

TOTAL U.S. GOVERNMENT SPONSORED AGENCY BONDS & NOTES (cost $22,566,072)		$22,628,993

The accompanying notes are an integral part of the financial statements

Schedule of Investments	Rydex | SGI Income Fund
December 31, 2009	U.S. Intermediate Bond Series

	Principal Amount	Value
U.S. GOVERNMENT SECURITIES - 30.2%
U.S. Treasury Notes
0.88%, 3/31/2011	$8,000,000	$8,014,688
1.38%, 3/15/2012	6,000,000	6,013,596
1.38%, 5/15/2012	6,500,000	6,500,000
2.75%, 2/28/2013	8,000,000	8,242,496
3.50%, 5/31/2013	4,500,000	4,742,226
2.38%, 3/31/2016	4,000,000	3,826,876
2.75%, 2/15/2019	4,000,000	3,682,500
3.38%, 11/15/2019	2,000,000	1,923,760

TOTAL U.S. GOVERNMENT SECURITIES (cost $43,268,769)		$42,946,142

Total Investments - 97.6% [9] (cost $149,447,318)		$138,655,594
Cash & Other Assets, Less Liabilities - 2.4%		3,408,272

Total Net Assets - 100.0%		$142,063,866

For federal income tax purposes the identified cost of investments owned at December 31, 2009 was $150,197,893.

plc	Public Limited Company
[1]	Value determined based on Level 2 inputs established by ASC 820.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2009.
[3]	Security was acquired through a private placement.
[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $4,190,936 (cost $8,808,378), or 3.0% of total net assets.
[5]	Security is in default of interest and/or principal obligations.
[6]	Value determined based on Level 3 inputs established by ASC 820.
[7]	Security is a step up/step down bond. The coupon increases or decreases at regular intervals until the bond reaches its full maturity.
[8]	Security was fair valued by the Valuation Committee at December 31, 2009. The total market value of fair valued securities amounts to $717,097 (cost $3,828,723) or 0.5% of total net assets.
[9]	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs established by ASC 820.

The accompanying notes are an integral part of financial statements

Rydex | SGI Income Fund
U.S. Intermediate Bond Series

Statement of Assets and Liabilities

December 31, 2009

Assets:
Investments, at value*	$138,655,594
Cash	2,442,699

Receivables:
Fund shares sold	25,116
Securities sold	45,680
Interest	1,358,873
Security Investors	38,547
Prepaid expenses	27,285

Total assets	142,593,794

Liabilities:

Payable for:
Fund shares redeemed	351,200
Management fees	60,557
Administration fees	15,106
Transfer agent/maintenance fees	22,579
Custodian fees	1,090
Director’s fees	2,084
Professional fees	10,350
12b-1 distribution plan fees	54,147
Other	12,815

Total liabilities	529,928

Net assets	$142,063,866

Net assets consist of:
Paid in capital	$191,351,718
Distributions in excess of net investment income	(624,364)
Accumulated net realized loss on sale of investments	(37,871,764)
Net unrealized depreciation in value of investments	(10,791,724)

Net assets	$142,063,866

Class A:
Capital shares outstanding (unlimited number of shares authorized)	25,926,651
Net assets	$104,971,687
Net asset value and redemption price per share	$4.05

Maximum offering price per share (net asset value divided by 95.25%)	$4.25

Class B:
Capital shares outstanding (unlimited number of shares authorized)	4,034,553
Net assets	$16,249,135
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.03

Class C:
Capital shares outstanding (unlimited number of shares authorized)	5,176,285
Net assets	$20,843,044
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$4.03

*Investments, at cost	$149,447,318

Statement of Operations

For the Year Ended December 31, 2009

Investment Income:
Interest	$4,940,122
Dividends	149,658

Total investment income	5,089,780

Expenses:
Management fees	637,421
Administration fees	138,121
Transfer agent/maintenance fees	381,201
Custodian fees	6,218
Directors’ fees	14,112
Professional fees	30,927
Reports to shareholders	69,004
Registration fees	52,808
Other expenses	21,984
12b-1 distribution fees - Class A	231,806
12b-1 distribution fees - Class B	153,813
12b-1 distribution fees - Class C	193,807

Total expenses	1,931,222
Less:
Reimbursement of expenses - Class A	(336,433)
Reimbursement of expenses - Class B	(55,454)
Reimbursement of expenses - Class C	(67,518)

Net expenses	1,471,817

Net investment income	3,617,963

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) during the year on:
Investments	(17,846,112)

Net realized loss	(17,846,112)

Net unrealized appreciation (depreciation) during the year on:
Investments	(208,500)

Net unrealized depreciation	(208,500)

Net realized and unrealized loss	(18,054,612)

Net decrease in net assets resulting from operations	$(14,436,649)

The accompanying notes are an integral part of the financial statements

Rydex | SGI Income Fund
Statement of Changes in Net Assets	U.S. Intermediate Bond Series

	Year Ended December 31, 2009	Year Ended December 31, 2008
Increase (decrease) in net assets from operations:
Net investment income	$3,617,963	$3,064,868
Net realized loss during the year on investments	(17,846,112)	(1,960,271)
Net unrealized depreciation during the year on investments	(208,500)	(8,775,146)

Net (decrease) in net assets resulting from operations	(14,436,649)	(7,670,549)

Distributions to shareholders from:
Net investment income
Class A	(3,018,192)	(2,746,942)
Class B	(390,562)	(329,739)
Class C	(494,092)	(166,620)

Total distributions to shareholders	(3,902,846)	(3,243,301)

Capital share transactions:
Proceeds from sale of shares
Class A	30,396,900	19,153,109
Class B	2,132,696	1,320,902
Class C	1,563,908	1,191,311
Issuance of shares in connection with the acquisition of Capital Preservation Series (Note 7)
Class A	69,222,826	—
Class B	16,950,894	—
Class C	27,427,522	—
Distributions reinvested
Class A	2,889,183	2,577,696
Class B	371,959	317,334
Class C	455,780	163,555
Cost of shares redeemed
Class A	(35,449,243)	(26,703,664)
Class B	(6,575,955)	(3,291,883)
Class C	(6,720,770)	(1,370,712)

Net increase (decrease) from capital share transactions	102,665,700	(6,642,352)

Net increase (decrease) in net assets	84,326,205	(17,556,202)

Net assets:
Beginning of year	57,737,661	75,293,863

End of year	$142,063,866	$57,737,661

Distributions in excess of net investment income	$(624,364)	$(422,766)

Capital share activity:
Shares sold
Class A	7,802,005	4,474,232
Class B	544,287	312,847
Class C	401,690	279,073
Issuance of shares in connection with the acquisition of Capital Preservation Series (Note 7)
Class A	13,711,372	—
Class B	3,416,680	—
Class C	5,517,334	—
Shares reinvested
Class A	734,291	620,373
Class B	95,162	76,506
Class C	116,825	39,544
Shares redeemed
Class A	(9,068,846)	(6,216,226)
Class B	(1,690,449)	(773,104)
Class C	(1,726,294)	(328,259)

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Income Fund
Selected data for each share of capital stock outstanding throughout each period	U.S. Intermediate Bond Series

Class A	2009[a,b]	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$3.78	$4.49	$4.59	$4.63	$4.76

Income (loss) from investment operations:
Net investment income[c]	0.12	0.20	0.21	0.21	0.19

Net gain (loss) on securities (realized and unrealized)	0.28 [d]	(0.69)	(0.10)	(0.05)	(0.12)

Total from investment operations	0.40	(0.49)	0.11	0.16	0.07

Less distributions:
Dividends from net investment income	(0.13)	(0.22)	(0.21)	(0.20)	(0.20)

Total distributions	(0.13)	(0.22)	(0.21)	(0.20)	(0.20)

Net asset value, end of period	$4.05	$3.78	$4.49	$4.59	$4.63

Total Return[e]	10.63%	(11.33)%	2.43%	3.64%	1.54%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,972	$48,201	$62,220	$74,244	$70,502

Ratios to average net assets:
Net investment income	3.04%	4.80%	4.71%	4.51%	4.09%
Total expenses[f]	1.31%	1.23%	1.12%	1.16%	1.16%
Net expenses[g]	0.95%	0.95%	0.95%	0.95%	0.95%
Net expenses prior to custodian earnings credits and net of expense waivers	0.95%	0.95%	0.95%	0.95%	0.95%

Portfolio turnover rate	89%[h]	34%	41%	68%	59%

Class B	200[a,b]	2008	2007	2006	Year Ended December 31, 2005
Per Share Data
Net asset value, beginning of period	$3.76	$4.47	$4.57	$4.61	$4.74

Income (loss) from investment operations:
Net investment income[c]	0.09	0.17	0.18	0.17	0.16
Net gain (loss) on securities (realized and unrealized)	0.28 [d]	(0.70)	(0.10)	(0.04)	(0.12)

Total from investment operations	0.37	(0.53)	0.08	0.13	0.04

Less distributions:
Dividends from net investment income	(0.10)	(0.18)	(0.18)	(0.17)	(0.17)

Total distributions	(0.10)	(0.18)	(0.18)	(0.17)	(0.17)

Net asset value, end of period	$4.03	$3.76	$4.47	$4.57	$4.61

Total Return[e]	9.87%	(12.06)%	1.67%	2.87%	0.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,249	$6,281	$9,167	$9,164	$10,826

Ratios to average net assets:
Net investment income	2.31%	4.04%	3.97%	3.75%	3.34%
Total expenses[f]	2.06%	1.98%	1.87%	1.91%	1.91%
Net expenses[g]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earnings credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	89%[h]	34%	41%	68%	59%

The accompanying notes are an integral part of the financial statements

Financial Highlights	Rydex | SGI Income Fund
Selected data for each share of capital stock outstanding throughout each period	U.S. Intermediate Bond Series

					Year Ended December 31,
Class C	2009[a,b]	2008	2007	2006	2005
Per Share Data
Net asset value, beginning of period	$3.76	$4.46	$4.56	$4.60	$4.73

Income (loss) from investment operations:
Net investment income[c]	0.09	0.17	0.18	0.17	0.16
Net gain (loss) on securities (realized and unrealized)	0.28 [d]	(0.69)	(0.10)	(0.04)	(0.12)

Total from investment operations	0.37	(0.52)	0.08	0.13	0.04

Less distributions: Dividends from net investment income	(0.10)	(0.18)	(0.18)	(0.17)	(0.17)

Total distributions	(0.10)	(0.18)	(0.18)	(0.17)	(0.17)

Net asset value, end of period	$4.03	$3.76	$4.46	$4.56	$4.60

Total Return[e]	9.85%	(11.85)%	1.68%	2.87%	0.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,843	$3,256	$3,906	$4,894	$5,427

Ratios to average net assets:
Net investment income	2.28%	4.05%	3.96%	3.76%	3.33%
Total expenses[f]	2.05%	1.98%	1.87%	1.91%	1.91%
Net expenses[g]	1.70%	1.70%	1.70%	1.70%	1.70%
Net expenses prior to custodian earnings credits and net of expense waivers	1.70%	1.70%	1.70%	1.70%	1.70%

Portfolio turnover rate	89%[h]	34%	41%	68%	59%

[a]

The financial highlights for the U.S. Intermediate Bond Series exclude the historical highlights of the Capital Preservation Series Class A, B and C shares. The assets of the Capital Preservation Series were acquired by the U.S. Intermediate Bond Series on February 20, 2009.

[b]	Effective February 20, 2009, the Series name became U.S. Intermediate Bond Series. Prior to February 20, 2009 the Series was known as the Diversified Income Series.
[c]	Net investment income was computed using the average shares outstanding throughout the period.
[d]

The amount shown for a share of capital stock outstanding throughout the period does not accord with the change in net realized and unrealized loss on investments during the period due to the unrealized depreciation on investments assumed by the Series in connection with the acquisition of the Capital Preservation Series on February 20, 2009.

[e]	Total return information does not take into account any charges paid at time of purchase or contingent deferred sales charge paid at time of redemption.
[f]	Total expense information reflects expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.
[g]	Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.
[h]	Significant variation in the portfolio turnover rate is due to Investment Manager’s appointment of new portfolio manager for the Series.

The accompanying notes are an integral part of the financial statements

Notes to Financial Statements

December 31, 2009

1 . Significant Accounting Policies

Rydex|SGI Income Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified open-end management investment company. The shares of Rydex|SGI Income Fund are currently issued in multiple series, with each series, in effect, representing a separate fund. The Rydex|SGI Income Fund accounts for the assets of each Series separately Additionally, within each series are multiple classes of shares. Class “A” shares are generally sold with a sales charge at the time of purchase. Class “A” shares are not subject to a sales charge when they are redeemed, except for purchases of $1 million or more sold without a front-end sales charge are subject to a contingent deferred sales charge if redeemed within one year of purchase. Class “B” shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class “A” shares after eight years Redemptions of Class “B” shares within five years of acquisition incur a contingent deferred sales charge Class “C” shares are offered without a front-end sales charge but incur additional class-specific expenses Redemptions of Class “C” shares within one year of acquisition incur a contingent deferred sales charge. “Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations Institutional class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million Institutional class shares are sold without a front-end sales charge or a contingent deferred sales charge The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification™ (ASC) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The ASC supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The ASC did not change GAAP but rather organized it into a hierarchy where all guidance within the ASC carries an equal level of authority The ASC became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The ASC had no material effect on the Fund’s financial statements.

A. Security Valuation - Valuations of Rydex|SGI Income Fund’s (the Fund) securities are supplied by pricing services approved by the Board of Directors The Fund’s officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund’s investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund’s portfolio securities before the NAV has been calculated (a “significant event”), the security will generally be priced using a fair value procedure If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund’s NAV per share Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

The senior floating rate interests (loans) in which the High Yield Series invest are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades Typically loans are valued using information provided by an independent third party pricing service If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and saleability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

B. Repurchase Agreements - In connection with transactions in repurchase agreements, it is the Fund’s policy that their custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Notes to Financial Statements—(Continued)

December 31, 2009

C. Senior Floating Rate Interests - Senior loans in which the Series invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (I) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown The interest rate indicated is the rate in effect at December 31, 2009.

D. Options Purchased and Written - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date Options may be used to hedge the Fund’s portfolio to increase the returns or to maintain exposure to the equity markets The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by these Series and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

The premium received for a written option is recorded as an asset, with an equal liability which is marked to market based on the option’s quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized There were no options, written or purchased, outstanding at December 31, 2009.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold (trade date) Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into Realized gains and losses are reported on an identified cost basis Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities Interest income also includes pay-down gains and losses on senior and subordinated loans Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received Each class of shares participates in investment income, fund-level expenses and realized and unrealized gains and losses based on the total net asset value of its shares in proportion to the total net assets of the Fund.

F. Securities Purchased on a When-Issued or Delayed Delivery Basis - The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Series actually takes delivery of such interests or securities These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price Although the Series will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Expenses - Expenses that are directly related to one of the Series are charged directly to that Series Other operating expenses are allocated to the Series on the basis of relative net assets Class specific expenses, such as 12b-1 fees, are borne by that class Income, other expenses, and realized and unrealized gains and losses of a Series are allocated to each respective class in proportion to the relative net assets of each class.

H. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

I. Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of their taxable net income and net realized gains sufficient to relieve them from all, or substantially all, federal income, excise and state income taxes Therefore, no provision for federal or state income tax is required.

The evaluation of tax positions taken or expected to be taken in the course of preparing the Series’ tax returns is required to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority For all open tax years (December 31, 2006 - December 31, 2009) and all major taxing jurisdictions through the end of the reporting period, the Series’ management has completed a review and evaluation in connection with the adoption of ASC 740 and has determined that no tax liability is required and no additional disclosures are needed as of December 31, 2009.

J. Earnings Credits - Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances These credits are utilized to reduce related custodial expenses The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits.

K. Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period Actual results could differ from those estimates.

Notes to Financial Statements—(Continued)

December 31, 2009

M. Indemnifications—Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund . In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

N. Futures—The Fund may enter into interest rate futures contracts (“futures” or “futures contracts”) as an economic hedge against changes in prevailing levels of interest rates. A Fund’s hedging may include sales of futures as an offset against the effect of expected increases in interest rates, and purchases of futures as an offset against the effect of expected declines in interest rates.

The Fund will not enter into futures contracts for speculation and will only enter into futures contracts, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Although techniques other than sales and purchases of futures contracts could be used to reduce Fund exposure to interest rate fluctuations, the Fund may be able to hedge exposure more effectively and at a lower cost through using futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit and maintain as collateral either cash or securities, representing the initial margin, equal to a certain percentage of the contract value. Cash deposits are shown as restricted cash on the Statement of Assets and Liabilities; securities held as collateral are noted in the Schedule of Investments. Subsequent changes in the value of the contract are recorded as unrealized gains or losses. Variation margin is paid or received in cash daily by the Fund. The Fund realizes a gain or loss when the contract is closed or expires. There were no open futures contracts at December 31, 2009.

O. Recent Accounting Pronouncement—In January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

2. Management Fees and Other Transactions with Affiliates

Management fees are paid monthly to Security Investors (SI), based on the following annual rates for the year ended December 31, 2009:

Management Fees (as a % of net assets)
High Yield Series	0.60%
U.S. Intermediate Bond Series	0.50%

SI also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for each series. For these services, the Investment Manager receives the following:

Administrative Fees (as a % of net assets)
High Yield Series	0.095%
U.S. Intermediate Bond Series	0.095%
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

SI is paid the following for providing transfer agent services to the Fund:

Annual charge per account	$5.00-$8.00
Transaction fee	$0.60-$1.10
Minimum annual charge per Series	$25,000
Certain out-of-pocket charges	Varies

Effective January 1, 2007, the investment advisory contract for U.S. Intermediate Bond Series provides that the total expenses be limited to 0.95% of average net assets for Class A shares and 1.70% of average net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions . Effective February 18, 2008, the investment advisory contract for High Yield Series provides that the total expenses be limited to 0.85% of average net assets for the Institutional Class of shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions. Effective August 18, 2008, the investment advisory contract for High Yield Series provides that the total expenses be limited to 1.10% of average net assets for Class A shares and 1.85% of average age net assets for both Class B and Class C shares, exclusive of interest, taxes, extraordinary expenses and brokerage fees and commissions . These contracts are in effect through April 30, 2010. The Investment Manager is entitled to reimbursement by the High

Notes to Financial Statements—(Continued)

December 31, 2009

Yield Series and U.S. Intermediate Bond Series of fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. As of December 31, 2009, the amount of fees waived or expenses reimbursed in the High Yield Series and U.S. Intermediate Bond Series were $328,117 and $459,405, respectively. As of December 31, 2009, no amounts were recouped by the Investment Manager.

Rydex|SGI Income Fund has adopted distribution plans related to the offering of Class A, Class B and Class C shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans of the U.S. Intermediate Bond Series and the High Yield Series provide for payments at an annual rate of 0.25% of the average daily net assets of Class A Shares of each Series and 1. 00% of the average daily assets of Class B and Class C shares. For the period January 1, 2009 to October 16, 2009, the distribution fees were paid to Security Distributors, Inc. (SDI), a wholly-owned subsidiary of Security Benefit Corporation and distributor of the Funds. Effective October 16, 2009, Rydex Distributors, Inc. (“Rydex Distributors”) became the sole distributor of the Funds. The distribution fees were paid to Rydex Distributors effective October 16, 2009. Effective December 1, 2006, Class B shares of the High Yield Series ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations.

SDI retained underwriting commissions during the period ended October 16, 2009, on sales of shares after allowances to brokers and dealers in the following amounts:

SDI Underwriting Commissions

High Yield Series	$83,778
U.S. Intermediate Bond Series	61,681

Rydex Distributors retained underwriting commissions during the period October 16, 2009 to December 31, 2009, on sales of shares after allowances to brokers and dealers in the following amounts:

Rydex Distributors Underwriting Commissions

High Yield Series	$7,693
U.S. Intermediate Bond Series	10,681

Certain officers and directors of the Fund are also officers and/ or directors of Security Benefit Life Insurance Company and its affiliates, which include Security Investors, Security Global Investors (SGI), SDI, and Rydex Distributors.

3. Federal Income Tax Matters

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to interest income accrued for defaulted securities for tax purposes, differing book and tax amortization methods for premium and market discount and differing character of gain/loss on mortgage backed securities. To the extent these differences are permanent differences, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The following adjustments were made to the Statements of Assets and Liabilities as of December 31, 2009 to reflect permanent differences:

	Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-In Capital

High Yield Series	$116,312	$(104,773)	$(11,539)
U.S. Intermediate Bond Series	(15,140,282)	83,285	15,056,997

The amounts of unrealized appreciation (depreciation) for federal income tax purposes as of December 31, 2009, were as follows:

	High Yield Series	U.S. Intermediate Bond Series

Gross unrealized appreciation	$15,555,361	$2,185,823
Gross unrealized depreciation	(10,705,237)	(13,728,122)

Net unrealized appreciation (depreciation)	$4,850,124	$(11,542,299)

Notes to Financial Statements—(Continued)

December 31, 2009

At December 31, 2009, the following Series have capital loss carryovers to offset future realized capital gains as follows:

	Capital Loss Carryovers	Expires In

High Yield Series*	$1,383	2011
	1,140,983	2014
	2,490,601	2015
	100,208	2016
	4,038,198	2017

	$7,771,373

U.S. Intermediate Bond Series**	$433,468	2010
	291,583	2011
	2,224,486	2012
	2,390,407	2013
	1,887,627	2014
	2,907,085	2015
	9,807,711	2016
	17,929,397	2017

	$37,871,764

*

The Rydex|SGI Income Fund—High Yield Series obtained approximately $3,631,584 of capital losses (included above) from its merger with Rydex|SGI Income Fund—Income Opportunity Series on July 25, 2008 (see Note 6), which may be applied against realized net taxable gains in future years, subject to an annual limitation of $1,653,623 imposed by Section 382 of the Internal Revenue Code.

**

The Rydex|SGI Income Fund—U.S. Intermediate Series obtained approximately $15,056,997 of capital losses (included above) from its merger with Rydex|SGI Income Fund—Capital Preservation Series on February 20, 2009 (see Note 7), which may be applied against realized net taxable gains in future years. The acquiring fund had a change in ownership at merger date and its pre-merger capital loss carryovers are subject to an annual limitation of $2,852,794 by Section 382 of the Internal Revenue Code.

The tax character of distributions paid during the fiscal year ended December 31, 2009 and 2008, was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
2009
High Yield Series	$8,030,768	$—	$11,539	$8,042,307
U.S. Intermediate Bond Series	3,902,846	—	—	3,902,846

2008
High Yield Series	$5,419,995	$—	$—	$5,419,995
U.S. Intermediate Bond Series	3,243,301	—	—	3,243,301

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

As of December 31, 2009 the components of distributable earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Distributable Earnings / (Deficit)***
Rydex|SGI Income Fund:
High Yield Series	$—	$—	$(7,771,373)	$4,850,124	$(2,921,249)
U.S. Intermediate Bond Series	126,210	—	(37,871,764)	(11,542,298)	(49,287,852)

*	Certain Funds had net capital loss carryovers as identified elsewhere in the Notes.
**

The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of wash sale losses, differences between book and tax basis bond discount accretion, and the interest accrued on defaulted bonds for tax purposes.

***	The difference between total distributable earnings (deficit) for book and tax purposes is related to the interest accrued on defaulted bonds for tax purposes.

Notes to Financial Statements—(Continued)

December 31, 2009

4. Investment Transactions

Investment transactions for the year ended December 31, 2009 (excluding overnight investments, short-term debt securities) were as follows:

	High Yield Series	U.S. Intermediate Bond Series
Purchases	$114,588,688	$107,461,757

Proceeds from Sales	$49,368,865	$110,485,595

5. Fair Value of Financial Instruments

The Fund adopted FASB ASC 820, Fair Value Measurements and Disclosure (ASC 820) effective October 1, 2008. In accordance with ASC 820, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1	-

quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2	-

other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3	-

significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund’s own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

Notes to Financial Statements—(Continued)

December 31, 2009

The following table provides the fair value measurement of applicable Fund assets by level within the fair value hierarchy as of December 31, 2009. These assets are measured on a recurring basis.

Description	Total	LEVEL 1	LEVEL 2	LEVEL 3
		Quoted prices in active markets for identical assets	Significant other observable inputs	Significant unobservable inputs

High Yield Series
Common Stocks	$203,768	$129,782	$—	$73,986
Preferred Stock	172,044	172,044	—	—
Warrants	17,700	—	—	17,700
Convertible Bonds	6,094,313	—	6,094,313	—
Corporate Bond	147,646,518	—	146,340,768	1,305,750
Senior Floating Rate Interests	4,401,561	—	4,401,561	—
Commercial Paper	8,999,928	—	8,999,928	—

Total	$167,535,832	$301,826	$165,836,570	$1,397,436

U.S. Intermediate Bond Series
Convertible Bonds	$42,156	—	$42,156	—
Corporate Bonds	62,495,200	—	62,489,672	5,528
Preferred Stock	711,569	—	—	711,569
Mortgage Backed Securities	7,443,351	—	7,443,351	—
Asset Backed Securities	2,388,183	—	2,388,183	—
U.S. Government Sponsored Agency Bonds & Notes	22,628,993	—	22,628,993	—
U.S. Government Securities	42,946,142	42,946,142	—	—

Total	$138,655,594	$42,946,142	$94,992,355	$717,097

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2009:

	LEVEL 3 - Fair value measurement using significant unobservable inputs
	Securities	Total
High Yield Series
ASSETS:
Beginning Balance	$242,863	$242,863
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	(249,121)	(249,121)
Purchases, sales, issuances, and settlements (net)	(20,386)	(20,386)
Transfers in and/or out of Level 3	1,424,080	1,424,080

Ending Balance	$1,397,436	$1,397,436

U.S. Intermediate Bond Series
ASSETS:
Beginning Balance	$60,137	$60,137
Total realized gains or losses included in earnings	—	—
Total unrealized gains or losses included in earnings	(2,367,949)	(2,367,949)
Purchases, sales, issuances, and settlements (net)	—	—
Transfers in and/or out of Level 3	3,024,909	3,024,909

Ending Balance	$717,097	$717,097

Notes to Financial Statements—(Continued)

December 31, 2009

6. Acquisition of Security Income Fund—Income Opportunity Series

Pursuant to a plan of reorganization approved by the stockholders of Income Opportunity Series of Security Income Fund, High Yield Series of Security Income Fund acquired all of the net assets of Income Opportunity Series on July 25, 2008 which totaled $35,108,772. A total of 3,853,869 shares of Income Opportunity Series were exchanged for 3,137,362 shares of High Yield Series immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Income Opportunity’s net assets included $3,174,377 of unrealized depreciation and $3,632,020 of accumulated realized loss on sale of investments. The aggregate net assets of High Yield Series immediately before the acquisition totaled $59,881,201 and following the acquisition, the combined net assets of High Yield Series totaled $94,989,973.

7. Acquisition of Security Income Fund—Capital Preservation Series

Pursuant to a plan of reorganization approved by the stockholders of Capital Preservation Series of Security Income Fund, U.S. Intermediate Bond Series of Rydex|SGI Income Fund acquired all of the net assets of Capital Preservation Series on February 20, 2009 which totaled $86,768,479. A total of 11,586,062 shares of Capital Preservation Series were exchanged for 22,645,387 shares of U.S. Intermediate Bond Series immediately after the closing date. This exchange qualified as a tax-free reorganization under Section 368(a)(1)(c) of the Internal Revenue Code. Capital Preservation’s net assets included $26,832,764 of unrealized depreciation and $15,056,998 of accumulated realized loss on sale of investments. The aggregate net assets of U.S. Intermediate Bond Series immediately before the acquisition totaled $51,963,431 and following the acquisition, the combined net assets of U.S. Intermediate Bond Series totaled $138,731,910.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for U.S. Intermediate Bond Series, U.S. Intermediate Bond Series’ pro forma results of operations for the year ended December 31, 2009, would have been $4,063,538 of net investment income, $12,194,282 of net realized and unrealized loss on investments, and $8,130,744 of net decrease in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Capital Preservation Series that have been included in U.S. Intermediate Bond Series’ statement of operations since February 20, 2009.

8. Subsequent Events

Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition of disclosure in the financial statements. This evaluation was completed through February 25, 2010, the date the financial statements were issued.

Effective January 4, 2010, Rydex|SGI Income Fund and their underlying Series will no longer be accepting subscriptions for Class B shares from either existing shareholders or from new shareholders.

On February 15, 2010, Security Benefit Mutual Holding Company (“SBMHC”), the parent company of Security Benefit Corporation (“SBC”) and the ultimate parent company of Security Investors entered into a Purchase and Sale Agreement whereby Guggenheim SBC Holdings LLC (“Guggenheim Holdings”) will, subject to regulatory approval, policyholder approval and approval by the shareholders of the mutual funds sponsored by affiliates of SBMHC, purchase all of the issued and outstanding stock of SBC (the “SBC Purchase Transaction”). The SBC Purchase Transaction would result in a change of control of Security Investors whereby SBC and its subsidiaries would be wholly-owned by Guggenheim Holdings. If the SBC Purchase Transaction does not close, other than as a result of a breach by Guggenheim Holdings or for certain other reasons, then SBC will sell its asset management business to Guggenheim Holdings, which would include Security Investors and would result in a change of control of the Security Investors. The sale of SBC’s asset management business, like the SBC Purchase Transaction, would be subject to regulatory approval and approval by the shareholders of the mutual funds sponsored by affiliates of SBMHC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors

Rydex | SGI Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rydex | SGI Income Fund (formerly Security Income Fund, comprised of U.S. Intermediate Bond Series and High Yield Series) (the Fund) as of December 31, 2009, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the custodian and agent banks. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Series constituting the Fund at December 31, 2009, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 25, 2010

Directors’ Disclosure

(unaudited)

Director Approval of Investment Advisory Agreement

At an in-person meeting of the Fund’s Boards of Directors held on November 9-10, 2009, called for the purpose of, among other things, voting on the renewal of the investment advisory and sub-advisory agreements applicable to the Funds, the Fund’s Board of Directors, including the Independent Directors, unanimously approved the continuation for a one-year period of the investment advisory agreement between the Funds and Security Investors, LLC (“SI”). In reaching this conclusion, the Directors requested and obtained from SI and each investment sub-adviser such information as the Directors deemed reasonably necessary to evaluate the proposed renewal of the agreements. Each Funds’ Board of Directors carefully valuated this information, and was advised by legal counsel with respect to its deliberations.

In considering the proposed continuation of the investment advisory agreements, the Independent Directors evaluated a number of considerations, including, among others, (1) the nature, extent, and quality of the advisory services to be provided by SI; (2) the investment performance of the Funds and SI; (3) the costs of services provided by SI and the profits derived by SI from its relationship with the Funds; (4) a comparison of each series’ expense ratios and those of similarly situated funds; (5) benefits (such as soft dollars) to SI and its affiliates from their relationship with the Funds (and any corresponding benefits to the Funds); (6) the expense limitation/fee waiver agreements between SI and certain of the Funds; and (7) other factors the Board deemed to be relevant. Each Board of Directors also took into account other considerations that it believed, in light of the legal advice furnished to the Independent Directors by their independent legal counsel and the Directors’ own business judgment, to be relevant. Following its review, each Funds’ Board of Directors determined that the investment advisory agreement will enable Fund or Series shareholders to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of shareholders. Accordingly, the Directors, including the Independent Directors, unanimously approved the renewal of the investment advisory agreements based upon the following considerations, among others:

•

The nature, extent and quality of the advisory services to be provided. Each Board of Directors concluded that SI is capable of providing high quality services to the Funds, as indicated by the nature and quality of services provided in the past, SI’s management capabilities demonstrated with respect to the Funds and other mutual funds managed by SI, the professional qualifications and experience of SI and SI’s investment and management oversight processes. The Directors also determined that SI proposed to provide investment and related services that were of the same quality and quantity as services provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Fund or Series. With respect to the Funds, the Directors concluded on the basis of information compiled by Morningstar that SI and the investment sub-advisers had achieved investment performance that was acceptable, and competitive or superior relative to comparable funds over trailing periods.

•

The cost of advisory services provided and the level of profitability. On the basis of each Board’s review of the fees to be charged by SI for investment advisory and other services, and the estimated profitability of SI’s relationship with each Fund or Series, each Board concluded that the level of investment advisory fees and SI’s profitability are appropriate in light of the management fees and overall expense ratios of comparable investment companies and the anticipated profitability of the relationship between each Fund or Series and SI and its affiliates. On the basis of comparative information compiled by Morningstar, the Directors determined that the advisory fees and estimated overall expense ratio of each Fund or Series are consistent with, and often below, industry medians particularly with respect to mutual funds of comparable size.

•

Whether the advisory fees reflect economies of scale. The Directors concluded that the Funds’ investment advisory fees appropriately reflect the current economic environment for SI and the competitive nature of the mutual fund market.

•

The extent to which economies of scale will be realized as the Fund grows. While the Funds’ investment advisory fees do not reduce should Fund assets grow meaningfully, the Directors determined that the investment advisory fees payable by the Funds already reflect potential future economies of scale to some extent by virtue of their competitive levels (determined with reference to industry standards as reported by Lipper and SI’s estimated profitability at current or foreseeable asset levels. The Directors also considered that they will have the opportunity to periodically re-examine whether each Fund or Series has achieved economies of scale, and the appropriateness of investment advisory fees payable to SI in the future.

Directors’ Disclosure

(unaudited) (continued)

•

Benefits (such as soft dollars) to SI from its relationship with the Funds (and any corresponding benefits to the Funds). The Directors concluded that other benefits described by SI from their relationships with the Funds, including “soft dollar” benefits in connection with the Funds’ brokerage transactions, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Directors determined that the administration, transfer agency and fund accounting fees paid by the Funds to SI are reasonable, fair and in the best interests of Funds’ shareholders in light of the nature and quality of the ser vices provided, the associated costs, and the necessity of the services for the Funds’ operations.

•

Other Considerations: In approving the investment advisory agreements, the Directors determined that SI has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. In this regard, the Directors favorably considered the compliance track record of the Funds and SI. The Directors also concluded that SI has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including investment advisory fee waivers and expense limitation arrangements with respect to the Funds to the benefit of Funds’ shareholders.

Directors (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupation(s) During Past 5 Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker – Griffith & Blair Realtors Director – Jayhawk Area Boy Scouts Council

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc. Director – Stormont-Vail Corporation Director – Concerned Citizens for Topeka Director – Oscar S. Stauffer Executive in Residence

Jerry B. Farley** (09-20-46) 2005	President – Washburn University President – J&J Bonanza

Penny A. Lumpkin** (08-20-39) 1993

Partner – Vivian’s Gift Shop (Corporate Retail)

Vice President – Palmer Companies, Inc. (Small Business and Shopping Center Development)

Vice President – PLB (Real Estate Equipment Leasing)

Vice President – Town Crier (Retail)

Prior to 2002:

Vice President – Bellaire Shopping Center (Managing and Leasing)

Partner – Goodwin Enterprises (Retail)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer - Stormont-Vail HealthCare Director – VHA Mid-America Director – Go Topeka

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)

Senior Vice President – Security Benefit Corporation

President – Security Investors, LLC

Director – Security Distributors, Inc.

Director – First Security Benefit Life Insurance and Annuity Company of New York

President & Manager – Security Global Investors, LLC

President – Security Investments Corporation

Managing Member – RM Goldman Partners, LLC

President & CEO – ForstmannLeff

Managing Director – Head of the Americas Institutional Business, Deutsche Asset Management

*

This director is deemed to be an “interested person” of the Funds under the Investment Company Act of 1940, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

**

These directors serve on the Funds’ joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting function for the Funds.

***	Each director oversees 30 Rydex|SGI Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

Officers (unaudited)

The business address of each director and officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title - Year Elected	Principal Occupation(s) During Past 5 Years

Mark P. Bronzo (11-01-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director & Chief Compliance Officer, Nationwide Separate Accounts LLC

Christina Fletcher (07-25-72) Vice President – 2005	Vice President & Portfolio Manager - Security Investors, LLC Credit Analyst/Portfolio Manager - Horizon Cash Management Senior Money Market Trader - Scudder Investments

Brenda M. Harwood (11-03-63) Chief Compliance Officer – 2004 Treasurer – 1988

Vice President, Chief Compliance Officer & Treasurer - Security Global Investors, LLC

Assistant Vice President - Security Benefit Life Insurance Company

Vice President, Assistant Treasurer & Director - Security Distributors, Inc.

Amy J. Lee (06-05-61) Secretary – 1987

Secretary - Security Investors, LLC

Secretary & Chief Compliance Officer - Security Distributors, Inc.

Vice President, Associate General Counsel & Assistant Secretary - Security Benefit Corporation & Security Benefit Life Insurance Company

Director - Brecek & Young Advisors, Inc.

Mark Mitchell (08-24-64) Vice President – 2003	Vice President & Portfolio Manager - Security Investors, LLC Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Joseph C. O’Connor (07-15-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

Christopher Phalen (11-9-70) Vice President – 2002

Vice President & Head of Fixed Income - Security Global Investors, LLC

Assistant Vice President & Head of Fixed Income - Security Benefit Life Insurance Company

Vice President & Portfolio Manager - Security Investors, LLC

Vice President & Portfolio Manager - Security Benefit Life Insurance Company

Daniel W. Portanova (10-02-60) Vice President – 2008	Portfolio Manager, Security Investors, LLC Managing Director, Nationwide Separate Accounts LLC

James P. Schier (12-28-57) Vice President – 1998	Vice President & Senior Portfolio Manager - Security Investors, LLC Vice President & Senior Portfolio Manager - Security Benefit Life Insurance Company

Christopher D. Swickard (10-09-65) Assistant Secretary – 1996

Assistant Secretary - Security Investors, LLC

Second Vice President & Assistant General Counsel - Security Benefit Corporation and Security Benefit Life Insurance Company Assistant Secretary - Security Distributors, Inc.

David G. Toussaint (10-10-66) Vice President – 2001	Vice President & Portfolio Manager - Security Investors, LLC Assistant Vice President & Portfolio Manager - Security Benefit Life Insurance Company

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

Rydex | SGI Privacy Policies

Rydex Funds, Rydex | SGI Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Global Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Rydex”)

Our Commitment to You

When you become a Rydex | SGI investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Rydex | SGI client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Rydex | SGI account application or when you request a transaction that involves Rydex and Rydex | SGI funds or one of the Rydex | SGI affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Rydex | SGI. For example, if you ask to transfer assets from another financial institution to Rydex | SGI, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Rydex | SGI investment products and services, we may share your information within the Rydex | SGI family of affiliated companies. This would include, for example, sharing your information within Rydex | SGI so we can make you aware of new Rydex and Rydex | SGI funds or the services offered through another Rydex | SGI affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Rydex | SGI web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Rydex | SGI web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

Rydex | SGI Privacy Policies (continued)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

Tax Information (unaudited):

In accordance with the provision of the Internal Revenue code, the percentage of ordinary dividends (including short term capital gains) attributable to the fiscal year ended December 31, 2009 which qualify for the dividends received deduction for corporate shareholders is 4% for U.S. Intermediate Bond Series.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the year ended December 31, 2009, 4% of the ordinary distributions paid by U.S. Intermediate Bond Series qualify for a maximum tax rate of 15%.

Information for foreign shareholders only:

For the year ended December 31, 2009, 100% of the ordinary distributions paid by High Yield Series and 92% of the ordinary distributions paid by U.S. Intermediate Bond Series qualify as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C).

Other Information:

Each of these Rydex|SGI Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The portfolio holdings of each of the Security Funds are available on their website, www.securitybenefit.com and www.rydex-sgi.com or by calling 1-800-888-2461.

A description of the policies and procedures that these Rydex|SGI Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how these Rydex|SGI Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2009 is available upon request, free of charge by calling 1-800-888-2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1-800-888-2461.

This page left blank intentionally.

One Security Benefit Place — Topeka, Kansas 66636-0001 — securitybenefit.com

Rydex Distributors, Inc.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. A copy of the Registrant’s code of ethics is filed herewith as Exhibit 10(a)(1). No amendments were made to the provisions of the code of ethics during the period covered by this report. No implicit or explicit waivers to the provisions of the code of ethics were granted during the period covered by this report. The Registrant hereby undertakes to provide any person without charge, upon request, a copy of its Code by calling the Registrant at 1-800-888-2461.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4.	Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,500 in 2008 and $29,900 in 2009.

(b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $2,400 in 2008 and $3,250 in 2009. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $9,250 in 2008 and $9,250 in 2009, which related to the review of the transfer agent function.

(c)

Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,700 in 2008 and $6,500 in 2009. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal, and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d)

All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2008 and $0 in 2009.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(e)	(1)

Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)	(2)

Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)

Non-Audit Fees. The aggregate non-audit fees were for audit related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $24,350 in 2008 and $19,000 in 2009.

(h)

Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young LLP to the Registrant (and its affiliates) that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)

The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls, or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.	Exhibits.

(a)	(1)	Code of Ethics pursuant to Item 2 above.

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SECURITY INCOME FUND

By:	/S/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ RICHARD M. GOLDMAN
Richard M. Goldman, President

Date:	March 10, 2010

By:	/S/ BRENDA M. HARWOOD
Brenda M. Harwood, Treasurer

Date:	March 10, 2010